ARROW COMMODITY STRATEGY FUND

CLASS A SHARES:  CSFFX

CLASS C SHARES:  CSFTX

INSTITUTIONAL CLASS SHARES:  CSFNX

1-877-277-6933

(1-877-ARROW-FD)

www.arrowfunds.com

Summary Prospectus

March 1, 2012

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated March 1, 2012, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.arrowfunds.com/prospectus. You can also obtain these documents at no cost by calling 1-877-277-6933 or by sending an email request to Info@arrowfunds.com.

Investment Objective:  The Fund seeks to provide investment results that correlate to the performance of a benchmark for commodities.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund.  More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 66 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	ClassA	ClassC	InstitutionalClass
Maximum Sales Charge (Load)Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load)(as a % of redemption proceeds)	1.00%	None	None
Redemption Fee(as a % of amount redeemed, if shares are held less than 30 days)	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each yearas a percentage of the value of your investment)
Management Fees	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	1.67%	1.49%	1.49%(1)
Acquired Fund Fees and Expenses(2)	0.15%	0.15%	0.15%
Total Annual Fund Operating Expenses	2.87%	3.44%	2.44%
Fee Waiver (3)	(0.72)%	(0.54)%	(0.54)%
Total Annual Fund Operating Expenses After Fee Waiver	2.15%	2.90%	1.90%

(1) Other expenses for Institutional Class shares are based on estimated amounts for the current fiscal year.

(2) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

(3) The Fund's adviser has contractually agreed to waive its fees and/or reimburse expenses of the Fund, at least until November 30, 2013 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any brokerage fees and commissions, distribution fees, 12b-1 fees, Acquired Fund Fees and Expenses, borrowing costs, taxes and extraordinary expenses, such as litigation, do not exceed 2.00%, 2.75% and 1.75% of its average daily net assets of the Class A, Class C and Institutional Class shares, respectively of Fund.  These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  This agreement may be terminated only by the Fund's Board of Trustees, on 60 days written notice to the Fund's adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$781	$1,349	$1,942	$3,538
Class C	$293	$1,006	$1,742	$3,685
Institutional Class	$193	$709	$1,252	$2,735

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal period, the Fund's portfolio turnover rate was 754% of the average value of its portfolio.

Principal Investment Strategies: The Fund's advisor, Arrow Investment Advisors, LLC (the "Advisor"), seeks to achieve the Fund's investment objective by investing primarily in a combination of securities, such as exchanged-traded notes, exchanged traded funds, mutual funds, commodity index-linked notes and commodity-linked structured notes, and derivatives that, as a whole, are expected to produce returns that closely track those of a commodity market benchmark.  The Fund's benchmark is the Longview Extended Commodity Index.

The Longview Extended Commodity Index is a composite index of commodity sector returns, representing an unleveraged long-only investment in commodity futures that is broadly diversified across the spectrum of commodities.  Commodities are assets that have tangible properties, such as oil, metals, and agricultural products.  Commodities sectors represented in the Longview Extended Commodity Index include energy (such as oil and gas), metals, agriculture (such as corn and wheat), soft commodities (such as coffee and cocoa), and meats (such as cattle and hogs).  Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets like stock and bonds.  Over the long term, the returns of the fund’s investment are expected to exhibit low to negative correlation with stocks and bonds.

The Fund invests in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures that are expected to provide investment returns that are highly correlated to those of the commodities markets, without investing directly in physical commodities.  On certain occasions, the Fund may employ leveraging techniques to attempt to match the benchmark.  On a day-to-day basis, the Fund may hold U.S. government securities, short-term, high quality fixed-income securities, money market instruments, overnight and fixed-term repurchase agreements, cash, and other cash equivalents with maturities of one year or less to collateralize its derivative positions.  The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

The Fund will invest up to 25% of its total assets in a wholly-owned and controlled subsidiary (the "Commodity Strategy Subsidiary").  The Commodity Strategy Subsidiary will invest primarily in long commodity futures, options and swap contracts, as well as fixed income securities and other investments intended to serve as margin or collateral for the Commodity Strategy Subsidiary's derivative positions.   The Commodity Strategy Subsidiary is subject to the same investment restrictions as the Fund.   The Fund will consolidate the Commodity Strategy Subsidiary for purposes of financial statements, leverage and concentration.

Based on its historical price analysis and return forecasts, the Adviser buys securities and derivatives that it believes will produce returns that are highly correlated to the commodity futures contracts that compose the benchmark.  The Adviser sells securities and derivatives to purchase other securities and derivatives that it believes will have higher returns or more closely correlate to the commodity futures contracts in the benchmark.

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  The Fund is not intended to be a complete investment program.  Many factors affect the Fund's net asset value and performance.

The following describes the risks the Fund may bear through direct investments in securities and derivatives as well as indirectly through investments in ETFs, structured notes and the Commodity Strategy Subsidiary.

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Benchmark Tracking Risk:  The Fund will not be able to replicate exactly the performance of the benchmark because the total return generated by the Fund's securities and derivatives will be reduced by transaction costs.  In addition, the Fund will incur expenses, such as management fees, not incurred by the benchmark.  The Advisor's judgments about the benchmark-tracking characteristics of securities and derivatives may prove incorrect and may not produce the desired benchmark-tracking results.

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Commodity Risk:  Investing in the commodities markets will subject the Fund to greater volatility than investments in traditional securities.  Commodity prices are influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

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Credit Risk:  There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund.  In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes.  Lower credit quality will lead to greater volatility in the price of a security and in shares of the Fund.  Lower credit quality also will affect liquidity and make it difficult for the Fund to sell the security.

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Derivatives Risk:  The Fund may use derivatives (including swaps, options, futures and options on futures) to track the returns of the benchmark.  The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.

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ETF Risk:  ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds.  The ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track and the market value of ETF shares may differ from their net asset value.  Each ETF is subject to specific risks, depending on the nature of the ETF.

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ETN Risk:  The Fund may invest in exchange traded notes, which are debt securities whose returns are linked to a particular index.  ETNs are subject to credit risk and the value of an ETN will vary and will be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events.  The Fund will bear its proportionate share of any fees and expenses borne by the ETN.

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Fixed Income Risk:  The value of the Fund's investments in fixed income securities and derivatives will fluctuate with changes in interest rates.  Typically, a rise in interest rates causes a decline in the value of fixed income securities and derivatives owned by the Fund.  On the other hand, if rates fall, the value of the fixed income securities and derivatives generally increases.  Your investment will decline in value if the value of the Fund’s investments decreases.

•

Government Securities Risk:  The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities.  These securities may be backed by the credit of the government as a whole or only by the issuing agency.  No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.  Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of government securities.

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Issuer-Specific Risk:   The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.  The value of securities of smaller issuers can be more volatile than that of larger issuers.  The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

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Leverage Risk:  Using derivatives to increase the Fund’s exposure creates leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

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Management Risk:  The Advisor's investment decisions about individual securities impact the Fund's ability to achieve its investment objective.  The Advisor's judgments about the attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the Advisor's investment strategy will produce the desired results.

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Market Risk:  Overall securities and derivatives market risks will affect the value of individual instruments in which the Fund invests.  Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets.  When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

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Non-Diversification Risk:  Because a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.  This fluctuation, if significant, may affect the performance of the Fund.

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Other Mutual Funds Risk:  Other mutual funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, the cost of investing in the Fund will be higher than the cost of investing directly those other mutual funds and may be higher than other mutual funds that invest directly in stocks and bonds.  Other mutual funds are subject to specific risks, depending on the nature of the fund.

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Portfolio Turnover Risk:  Portfolio turnover refers to the rate at which the securities held by the Fund are replaced.  The higher the rate, the higher the transactional and brokerage costs associated with the turnover, which may reduce the Fund's return unless the securities traded can be bought and sold without corresponding commission costs.  Active trading of securities may also increase a Fund's realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.

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Repurchase Agreement Risk:  A repurchase agreement involves the purchase by the Fund of securities with the agreement that, after a stated period of time, the original seller will buy back the same securities at an agreed upon price or yield.  However, if the seller defaults on its obligation to repurchase the securities, the fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

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Sector Risk:  The Fund may focus its investments in securities of a particular sector or in ETFs that focus investments in securities of a particular sector.  Economic, legislative or regulatory developments may occur, which significantly affect the entire sector.  This may cause the Fund's net asset value to fluctuate more than that of a fund that does not focus in a particular sector.

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Structured Note Risk:  The value of a structured note will be influenced by time to maturity, level of supply and demand for this type of note, interest rate and commodity market volatility, changes in the issuer's credit quality rating, and economic, legal, political, or geographic events that affect the referenced commodity.  These notes are typically issued by banks or brokerage firms, and have interest and/or principal payments which are linked to changes in the price level of certain assets or to the price performance of certain indices.  There may be a lag between a change in the value of the underlying reference asset and the value of the structured note.  The Fund may also be exposed to increased transaction costs.

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Taxation Risk:  By investing in commodities indirectly through the Commodity Strategy Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund.  However, because the Commodity Strategy Subsidiary is a controlled foreign corporation, any income received from the Commodity Strategy Subsidiary will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.

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Wholly-Owned Subsidiary Risk:  The Commodity Strategy Subsidiary will not be registered under the Investment Company Act of 1940 ("1940 Act") and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act.  Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Commodity Strategy Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Commodity Strategy Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders.  Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Commodity Strategy Subsidiary.

Performance:  The bar chart and performance table below show the variability of the Fund's returns, which is some indication of the risks of investing in the Fund.  The bar chart shows performance of the Fund's Class A shares for each full calendar year since the Fund's inception.  The performance table compares the performance of the Fund's Class A shares over time to the performance of a broad-based market index.  The Fund was reorganized on March 1, 2012 from a series of Northern Lights Fund Trust, a Delaware statutory trust, (the “Predecessor Fund”) to a series of Arrow Investments Trust, a Delaware statutory trust (the “Reorganization”).  The Fund is a continuation of the Predecessor Fund and, therefore, the performance information includes performance of the Predecessor Fund.  You should be aware that the Fund's past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.  Returns would be lower for the Class C shares (formerly known as Advisor Class shares).  Updated performance information is available at no cost by visiting www.arrowfunds.com or by calling 1-877-277-6933 (1-877-ARROW-FD).

Class A Annual Total Return (Year ended December 31):

Returns do not reflect sales charges, and would be lower if they did.

Best Quarter	3/31/2011	10.90%
Worst Quarter	9/30/2011	(9.89)%

Average Annual Total Returns (as of December 31, 2011)

	Inception Date	One Year
Class A Return Before Taxes	12/31/10	(10.45)%
Return after Taxes on Distributions		(11.87)%
Return after Taxes on Distributions and Sale of Fund Shares		(6.80)%
Class C Return Before Taxes	12/31/10	(5.57)%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)		2.11%
Longview Extended Commodity Index		(2.33)%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown.  After-tax returns for Class C shares will differ from those of Class A shares.  The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRA").

Investment Advisor:  Arrow Investment Advisors, LLC

Portfolio Managers:

William E. Flaig, Jr. Chief Investment Officer Since Inception in December 2010	Adrian Bachman, CFA Portfolio Manager Since Inception in December 2010	John R. Serrapere Director of Research Since Inception in December 2010

Purchase and Sale of Fund Shares:  The minimum initial investment in Class A and Class C shares of the Fund is $5,000 ($2,000 for retirement accounts) and the minimum subsequent investment is $250.  The minimum initial investment in Institutional Class shares of the Fund is $1,000,000.  The minimum initial investment in Institutional Class shares is waived for certain investors, as described under Waiver of Minimum Investment for Institutional Class Shares in the Fund’s Prospectus.  Subsequent investments in Institutional Class shares may be made in any amount. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Redemptions requests may be made in writing, by telephone, online at www.arrowfunds.com, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-free plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.